UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.        )

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ING MUTUAL FUNDS ING INVESTORS TRUST
(Name of Registrant As Specified In Its Charter)
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INFORMATION STATEMENT

December 6, 2009

ING MUTUAL FUNDS

ING Foreign Fund

Toll Free:  (800) 992-0180

ING INVESTORS TRUST

ING Artio Foreign Portfolio

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the implementation of a new sub-advisory agreement for each of ING Foreign Fund, a series of ING Mutual Funds (“IMF”), and ING Artio Foreign Portfolio, a series of ING Investors Trust (“IIT”) (each of IMF and IIT, a “Trust”), effective September 29, 2009.

As discussed below, Artio Global Management LLC (“Artio Global”) sub-advised ING Foreign Fund pursuant to a sub-advisory agreement dated May 28, 2003 and sub-advised ING Artio Foreign Portfolio under a sub-advisory agreement dated September 2, 2003. Prior to the transaction described below, Artio Global was majority-owned (through an intermediary holding company) by Artio Global Investors Inc., a Delaware corporation. On September 29, 2009, Artio Global Investors Inc. conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange (the “Transaction”).

Upon the consummation of the Transaction, the public owned approximately 41.7% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owned approximately 32.3% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio Global.

Each Trust and the respective mutual fund’s investment adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits an investment adviser to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement must be approved by a majority of the Trustees who are not “interested persons” of the company within the meaning of that term under the Investment Company Act of 1940.  Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

NEITHER TRUST IS ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENT FOR THE RESPECTIVE FUND AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENTS DISCUSSED IN THIS INFORMATION STATEMENT.

ING MUTUAL FUNDS

Toll Free:  (800) 992-0180

ING INVESTORS TRUST

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

NOTICE TO THE SHAREHOLDERS

OF

ING FOREIGN FUND

AND

ING ARTIO FOREIGN PORTFOLIO

December 6, 2009

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for each of ING Foreign Fund, a series of ING Mutual Funds (“IMF”), and ING Artio Foreign Portfolio (each of ING Foreign Fund and ING Artio Foreign Portfolio, a “Fund” and collectively referred to as the “Funds”), a series of ING Investors Trust (“IIT”) (each of IMF and IIT, a “Trust” and collectively referred to as the “Trusts”), effective September 29, 2009. This Information Statement will be mailed on or about December 6, 2009 to shareholders of record as of the close of business on September 29, 2009. The Information Statement is also available online at www.proxyvote.com/ing.

Unlike ING Foreign Fund whose shares are offered directly to the public, shares of ING Artio Foreign Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select ING Artio Foreign Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Qualified Plan or Participating Insurance Company that uses the Fund as a funding vehicle is, in most cases, the true shareholder of the Fund. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of ING Artio Foreign Portfolio.

Overview of the Transaction

Artio Global Management LLC (“Artio Global”) sub-advised ING Foreign Fund pursuant to a sub-advisory agreement dated May 28, 2003 and sub-advised ING Artio Foreign Portfolio under a sub-advisory agreement dated September 2, 2003. Prior to the transaction described below, Artio Global was majority-owned (through an intermediary holding company) by Artio Global Investors Inc., a Delaware corporation. On September 29, 2009, Artio Global Investors Inc. conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange (the “Transaction”).

Upon the consummation of the Transaction, the public owned approximately 41.7% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owned approximately 32.3% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio Global.

The Investment Company Act of 1940 (“1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The consummation of the Transaction constituted a sale of a controlling block of voting securities of Artio Global, resulting in the assignment and automatic termination of the sub-advisory agreement in place for each Fund, effective September 29, 2009.

The Board of Trustees (the “Board”) of each Trust, which is comprised of the same individuals, approved a new sub-advisory agreement (each a “New Sub-Advisory Agreement”) with respect to each Fund, under which Artio Global has continued to provide day-to-day management services to the Funds. A copy of the New Sub-Advisory Agreement with respect to each Fund is attached to this Information Statement at Appendix A and Appendix B.

Each Trust obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) that permits the investment adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements, with unaffiliated sub-advisers, without obtaining shareholder approval. Any such change must be approved by a majority of the Trustees, and, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Information Statement is intended to comply with that condition.  Artio Global and/or an affiliate will incur the cost of preparation of this Information Statement.

ING Foreign Fund’s Semi-Annual Report (unaudited), for the period ended April 30, 2009 was sent to shareholders on or about June 30, 2009. The Fund’s Annual Report, including audited financial statements for the fiscal year ended October 31, 2009, will be mailed to shareholders on or about December 31, 2009.

ING Artio Foreign Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2009 was sent to shareholders on or about August 31, 2009, while the Fund’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2009, is expected to be sent to shareholders on or about February 28, 2010.

Each Fund will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the applicable Trust, at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling IMF at (800) 992-0180 or IIT at 1-800-366-0066.

This Information Statement is being sent to shareholders of record of each Fund as of September 29, 2009. As of September 29, 2009, the following shares of beneficial interest of the Funds were outstanding:

ING Foreign Fund

Class	Shares Outstanding
Class A	7,566,286.681
Class B	1,153,115.863
Class C	6,397,916.978
Class I	5,089,836.793
Class Q	1,774.524
Class W	41,579.323
Total	20,250,510.162

ING Artio Foreign Portfolio

Class	Shares Outstanding
Adviser Class	168,007.136
Institutional Class	30,064,544.593
Service Class	70,179,179.641
Service 2 Class	4,673,843.255
Total	105,085,574.625

To the best of IMF’s knowledge, as of September 29, 2009, the following persons owned beneficially or of record 5% or more of any class of ING Foreign Fund:

ING Foreign Fund

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Fund
MLPF & S For the Sole Benefit of the Customers Attn: Fund Administration 4800 Deer Lake Dr East 3rd Floor Jacksonville, FL 32246-6484	18.3% Class A; 17.4% Class B; 23.1% Class C; Beneficial	15.1%

First Clearing Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	14.4% Class B; 12.6% Class C; Beneficial	4.8%

Citigroup Global Markets, Inc. Attn: Peter Booth, 7th Floor 333 W 34th St New York, NY 10001-2402	5.2% Class B; 13.3% Class C; 8.1% Class I; Beneficial	6.5%

ING Diversified International Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	87.3% Class I; Beneficial	21.9%

LPL Financial FBO: Customer Accounts Attn Mutual Funds Operation PO Box 509046 San Diego, CA 92150-9046	100.0% Class Q; 9.7% Class W; Beneficial	0.0%

NFS LLC FEBO Donna S Laney Donna S Laney 2 New Green CT Kingwood, TX 77339-5324	8.3% Class W; Beneficial	0.0%

RBC Capital Markets Corp FBO John McDonald Dianne McDonald Advisor 22632 Michael Ave E Hastings, MN 55033-9364	5.9% Class W; Beneficial	0.0%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IMF’s knowledge, as of September 29, 2009, no Trustee or officer of IMF owned beneficially more than 1% of any class of ING Foreign Fund.

To the best of IIT’s knowledge, as of September 29, 2009, the following persons owned beneficially or of record 5% or more of any class of ING Artio Foreign Portfolio:

ING Artio Foreign Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	93.9% Class S2; 82.1% Class S; Beneficial	59.0%

Reliastar Life Insurance Co FBO SVUL I Attn Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	6.0% Class S2; Beneficial	0.3%

ING Life Insurance & Annuity Co Attn Valuation Unit-TN41 One Orange Way B3N Windsor, CT 06095	19.8% ADV Class ; 13.2% Class S; Beneficial	8.8%

ING Solution 2025 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	28.9% Class I; Beneficial	8.3%

ING Solution 2035 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	26.1% Class I; Beneficial	7.5%

ING Solution 2045 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	17.8% Class I; Beneficial	5.1%

ING Solution 2015 Portfolio Attn Carneen Stokes 7337 E Doubletree Ranch Rd Scottsdale, AZ 85258-2034	11.1% Class I; Beneficial	3.2%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	5.2% Class I; Beneficial	1.5%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	80.2% ADV Class; Beneficial	0.1%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IIT’s knowledge, as of September 29, 2009, no Trustee or officer of IIT owned beneficially more than 1% of any class of ING Artio Foreign Portfolio.

Service Providers to the Funds

ING Investments LLC (“ING Investments”), an Arizona limited liability company, serves as the investment adviser to ING Foreign Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April of 1995. As of June 30, 2009, ING Investments managed approximately $37.8 billion in assets.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Directed Services LLC (“DSL”), a Delaware limited liability company, serves as the investment adviser to ING Artio Foreign Portfolio. DSL has overall responsibility for the management of the Fund. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2008, DSL managed over $34.2 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trusts’ series, including the Funds. ING Funds Distributor received approximately $1,223,299 from ING Foreign Fund during the fiscal year ended October 31, 2009 and approximately $2,596,111 from ING Artio Foreign Portfolio during the fiscal year ended December 31, 2008, under each respective Fund’s distribution and/or shareholder servicing plans. Those fees were used to provide distribution and/or shareholder services to each Fund, including making payments to financial service providers for the provision of shareholder and/or distribution services.

Pursuant to an administrative services agreement with IMF, ING Funds Services, LLC (“IFS”) provides administrative services necessary for ING Foreign Fund’s ordinary operation and is responsible for the supervision of the Fund’s other service providers. IFS assumes all ordinary recurring costs of the Fund, such as custodian fees, transfer agency fees and accounting fees. IFS received approximately $262,363 in administrative fees during the fiscal year ended October 31, 2009 from ING Foreign Fund. The principal offices of ING Funds Distributor and IFS are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The investment management agreement between IIT, on behalf of ING Artio Foreign Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Fund. DSL procures and pays for the services and information necessary to the proper conduct of the Fund’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Fund, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Fund offers its shares, among others. DSL also reviews the Fund for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Fund, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

Each of DSL, ING Investments, ING Funds Distributor and IFS is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

DSL, ING Investments, ING Funds Distributor and IFS continued to provide advisory, distribution, and administrative services, as applicable, to the Funds following the completion of the Transaction and the implementation of the New Sub-Advisory Agreement for each Fund. See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments and DSL and a listing of the names, addresses and principal occupations of the principal executive officers of the Trusts who are also officers of ING Investments or DSL.

During the fiscal year ended October 31, 2009, ING Foreign Fund paid $50.80 in commissions to an affiliate broker (ING Baring LLC). This amount constituted less than 0.01% of the commissions the Fund paid to all brokers during the period. During the fiscal year ended December 31, 2008, ING Artio Foreign Portfolio paid $26,999 in commissions to affiliated brokers ($17,250 to ING Baring LLC and $9,749 to ING Securities). This amount constituted 0.59% of the total amount of the commissions the Fund paid to all brokers during the period.

Delivery of Proxy Statement

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the applicable Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180.  If any shareholder does not want the mailing of this Information Statement to be combined with those for other members of the shareholder’s household, please contact the Funds by writing to the applicable Trust, at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling IMF at (800) 992-0180 or IIT at 1-800-366-0066.  If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the applicable Fund in writing or via telephone at the address or telephone number listed above.

NEW SUB-ADVISORY AGREEMENT ON BEHALF OF EACH FUND

Background

ING Investments serves as the investment adviser to ING Foreign Fund pursuant to an investment advisory agreement dated September 23, 2002, as amended, while DSL serves as the investment adviser to ING Artio Foreign Portfolio pursuant to an investment advisory agreement dated October 24, 1997, as amended (each Fund’s investment advisory agreement an “Investment Advisory Agreement”). The Investment Advisory Agreement on behalf of ING Foreign Fund was last renewed by a majority of the Independent Trustees on November 12, 2009, and last approved by the Fund’s initial shareholder via a written consent dated June 30, 2003. The Investment Advisory Agreement on behalf of ING Artio Foreign Portfolio was last renewed by a majority of the Independent Trustees on November 12, 2009, and last approved by the Fund’s initial shareholder via a written consent dated April 28, 2006.

Each Investment Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the respective Fund’s operations, the Fund’s investment adviser may engage, subject to the approval of the Board, and where required, the shareholders of the respective Fund, sub-advisers to provide day-to-day advisory services to that Fund.  The investment adviser may delegate to the sub-advisers duties, among other things, to formulate and implement the respective Fund’s investment programs, including the duty to determine what securities will be purchased and sold for that Fund.

Each Fund pays its investment adviser - ING Investments for ING Foreign Fund and DSL for ING Artio Foreign Portfolio - a management fee, payable monthly, based on the average daily net assets of the respective Fund.  The following table shows the aggregate annual management fee paid by each Fund as a percentage of that Fund’s average daily net assets:

Fund	Management Fees
ING Foreign Fund	1.00% of assets up to $500 million; and 0.90% of assets in excess of $500 million.

ING Artio Foreign Portfolio	1.000% on the first $50 million; 0.950% on the next $200 million; 0.900% on the next $250 million; and 0.850% on assets in excess of $500 million.

The following table reflects the estimated fees paid by each Fund to its respective investment adviser for advisory services rendered to the Fund for the fiscal year ended October 31, 2009 for ING Foreign Fund and December 31, 2008 for ING Artio Foreign Portfolio:

Fund	Fees Paid
ING Foreign Fund	$2,623,683
ING Artio Foreign Portfolio	$17,412,214

In accordance with the provisions for delegation of authority permitted under the applicable Investment Management Agreement, ING Investments and DSL each entered into a sub-advisory agreement with Artio Global, pursuant to which Artio Global has been delegated sub-advisory duties including responsibility for the day-to-day management of the respective Fund, under the supervision of such Fund’s investment adviser.  The sub-advisory agreement with respect to ING Foreign Fund was last approved by the Fund’s initial shareholder via a written consent dated June 30, 2003, while the sub-advisory agreement with respect to ING Artio Foreign Portfolio was last approved by the Fund’s initial shareholder via a written consent dated April 28, 2006. Thereafter, each Fund’s sub-advisory agreement has been approved annually by the Board of the respective Fund, including a majority of the Independent Trustees.

The Transaction

Artio Global sub-advised ING Foreign Fund pursuant to a sub-advisory agreement dated May 28, 2003 and sub-advised ING Artio Foreign Portfolio under a sub-advisory agreement dated September 2, 2003. Prior to the Transaction described below, Artio Global was majority-owned (through an intermediary holding company) by Artio Global Investors Inc., a Delaware corporation. On September 29, 2009, Artio Global Investors Inc. conducted an initial public offering of its common stock which resulted in its shares being listed on the New York Stock Exchange.

Upon the consummation of the Transaction, the public owned approximately 41.7% of the shares while GAM Holding Ltd. (formerly Julius Baer Holding Ltd.) of Zurich Switzerland owned approximately 32.3% of the shares. The remaining shares are either directly or indirectly owned or controlled by management and employees of Artio Global. As a result of the change in control after the Transaction, the sub-advisory agreement for each Fund was automatically terminated.

In anticipation of the Transaction, at a meeting of the Board of IMF and IIT held on September 10, 2009, the Trusts’ Board met in person to consider whether to approve a New Sub-Advisory Agreement on behalf of each respective Fund.  As is discussed more fully below, each Board determined to approve the applicable New Sub-Advisory Agreement, effective September 29, 2009, to assure continuity of investment advisory services to the respective Fund after the Transaction.  A copy of the New Sub-Advisory Agreement with respect to each Fund is attached to this Information Statement at Appendix A and Appendix B, as applicable.  The New Sub-Advisory Agreement with respect to each Fund will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2010.

Discussion of the Sub-Advisers

Artio Global, a Delaware limited liability company, is a registered investment adviser located at 330 Madison Avenue, New York, NY 10017 and is responsible for day-to-day operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. As of August 31, 2009, Artio Global had total assets under management of approximately $53.3 billion. Subject to the supervision and control of each Fund’s investment adviser and the Board, Artio Global determines the securities to be purchased for and sold from the Fund’s investment portfolio.  These services will continue to be provided to each Fund unless terminated by action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Artio Global is set out on Appendix D of this Information Statement.  As of September 29, 2009, no Trustee or officer of the Funds was an officer, trustee, employee, general partner or shareholder of Artio Global. The Transaction did not result in a change to the personnel managing each respective Fund or its investment strategies.

Fees Charged to Comparable Funds

Pursuant to each Fund’s New Sub-Advisory Agreement, Artio Global has continued to manage each Fund in the same manner in which it managed such Fund under the former sub-advisory agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Funds, for which Artio Global acts as an investment adviser, the annual rate of compensation and the net assets of each investment company as of April 30, 2009.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
Artio International Equity Fund	$9,284	0.90% of the first $7.5 billion; 0.88% on the next $2.5 billion; and 0.85% on daily net assets over $10 billion

Artio International Equity Fund II	$6,782	0.90% of the first $7.5 billion; 0.88% on the next $2.5 billion; and 0.85% on daily net assets over $10 billion

Investment Strategies of the Funds

The New Sub-Advisory Agreements that ING Investments and DSL (on behalf of the respective Fund advised by each) entered into with Artio Global did not result in a change to the manner in which each Fund is managed.  Each Fund’s primary investment objective continues to be long-term growth of capital.  Each Fund pursues this objective by normally investing at least 80% of its net assets (plus borrowings for investment purposes) in international equity securities.  There is no change in the personnel managing each Fund, as Richard Pell and Rudolph-Riad Younes remained as co-portfolio managers to each Fund.

Terms of each New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement with respect to each Fund is attached to this Information Statement at Appendix A and Appendix B, as applicable. The description of each New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A and Appendix B, as applicable.

The material terms of the New Sub-Advisory Agreement on behalf of each of ING Foreign Fund and ING Artio Foreign Portfolio are substantially similar to those of the former sub-advisory agreement in place for each respective Fund (each a “Former Agreement”), with the exception of the effective dates and the initial terms of each agreement.

Under each New Sub-Advisory Agreement, as was the case under the applicable Former Agreement, Artio Global acts as the sub-adviser to the Fund and supervises and directs each Fund’s investments. In this capacity Artio Global furnishes each respective Fund with investment advisory services in connection with a continuous investment program for the Fund, and manages the Fund’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Fund’s Prospectus and Statement of Additional Information.  Subject to the supervision and control of the respective Fund’s investment adviser, which in turn is subject to the supervision and control of the Board, Artio Global, in its discretion, determines and selects the securities to be purchased for and sold from each respective Fund’s investment portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of each Former Agreement and the corresponding New Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of their obligations under the respective New Sub-Advisory Agreement, Artio Global would not be liable to the applicable Trust or its shareholders or to the investment adviser for any act or omission resulting in any loss suffered by the Trust, an affected Fund or the Fund’s shareholders in connection with any service provided under the applicable Former Agreement or corresponding New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement with respect to each Fund is computed at an annual rate, as a percentage of the Fund’s average daily net assets, in accordance with the schedule set out below.

Fund	Annual Sub-Advisory Fee(1)

ING Foreign Fund	0.45% on the first $500 million; and
ING Artio Foreign Portfolio	when assets are equal to or greater than $500 million, the fee schedule resets to 0.40% on all assets.

(1) For purpose of calculating fees under the sub-advisory agreement with Artio Global, the assets of the Funds are aggregated. The aggregated assets will be applied to the above schedule and the resulting fee rate shall be prorated back to the two funds and their respective investment adviser based on relative net assets.

The following table reflects the sub-advisory fees paid to Artio Global by ING Investments (with respect to ING Foreign Fund) for the fiscal year ended October 31, 2009 and by DSL (with respect to ING Artio Foreign Portfolio) for the fiscal year ended December 31, 2008.

Fund	Fees Paid
ING Foreign Fund	$1,048,904
ING Artio Foreign Portfolio	$8,005,757

The sub-advisory fee payable to Artio Global by each respective Fund’s investment adviser under the applicable Former Agreement remained at the same level under the corresponding New Sub-Advisory Agreement. For its fee with respect to each Fund, Artio Global continues to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the respective New Sub-Advisory Agreement.

Each New Sub-Advisory Agreement provides that neither Artio Global nor any of its directors, officers, employees or agents shall be liable to the investment adviser or the applicable Trust for any loss or expense suffered by the investment adviser or the Trust resulting from its acts or omissions as sub-adviser to the affected Fund, except for losses or expenses to the investment adviser or the applicable Trust resulting from willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, its duties under the applicable New Sub-Advisory Agreement.

Each New Sub-Advisory Agreement may be terminated with respect to a Fund as follows:  by the investment adviser at any time without penalty, upon sixty (60) days’ written notice to the sub-adviser and the applicable Trust; at any time without payment of any penalty by the applicable Trust, upon the vote of a majority of the Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the investment adviser and the sub-adviser; or by the sub-adviser at any time without penalty, upon 3 months’ written notice to the investment adviser and the applicable Trust. In addition, each New Sub-Advisory Agreement shall terminate with respect to a Fund in the event that it is not initially approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the agreement shall be considered by shareholders of the Series.  Each New Sub-Advisory Agreement terminates automatically in the event of its assignment.

The New Sub-Advisory Agreement on behalf of each Fund was approved by the Board of IMF and IIT, including a majority of the Independent Trustees, on September 10, 2009.

Factors Considered by the Board of the Funds

At a meeting of the Board of IMF and IIT held on September 10, 2009, the Board, including a majority of the Independent Trustees, determined to appoint Artio Global as the sub-adviser to each of ING Foreign Fund and ING Artio Foreign Portfolio under each respective Fund’s New Sub-Advisory Agreement.  In determining whether to approve each New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the agreement should be approved.  The materials provided to the Board in support of the sub-advisory arrangement with Artio Global included the following:  (1) a memorandum discussing the change of control of Artio Global and the resulting assignment and automatic termination of each Fund’s Former Agreement; (2) responses from Artio Global to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Trustees; (3) supporting documentation, including a copy of the form of each New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.  In addition, the Board considered the information provided periodically in presentations to the Board regarding Artio Global in connection with its management of mutual funds in the ING Funds complex, including the Funds. Such information included, among other things, detailed analysis of each Fund’s performance, including attribution analysis, provided at regular Board meetings.

The Board’s consideration of whether to approve each respective Fund’s New Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) each respective Fund’s investment adviser’s view with respect to Artio Global’s management of the respective Fund; (2) the nature and quality of the services currently being provided to each Fund by Artio Global and to be provided under the applicable New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of Artio Global after the consummation of the Transaction, including Artio Global’s representations that the portfolio management personnel providing day-to-day management services to the Funds would remain the same after the consummation of the Transaction; (4) the fairness of the compensation under each New Sub-Advisory Agreement in light of the services to be provided by Artio Global and the fact that there would be no change in the advisory or sub-advisory fees payable with each respective Fund, or the projected profitability of Artio Global, ING Investments or DSL, in connection with the Transaction; (5) Artio Global’s representations that the Transaction would not adversely affect the nature and quality of services provided to each Fund and that the Transaction was not expected to have a material adverse effect on the ability of Artio Global to provide those services; (6) Artio Global’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws, which had previously been approved by the Board as part of its oversight of the Funds and other funds in the ING Funds complex; and (7) Artio Global’s Code of Ethics, which had previously been approved for the Funds and other ING Funds, and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions:  (1) Artio Global should be appointed as the sub-adviser to ING Foreign Fund and ING Artio Foreign Portfolio under each respective Fund’s New Sub-Advisory Agreement and continue to provide advisory services to each respective Fund; and (2) the sub-advisory fee rate payable to Artio Global by each of ING Investments and DSL (on behalf of the respective Fund advised by each) is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement on behalf of each Fund.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Funds will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Artio Global and/or an affiliate will pay these expenses, including the printing and mailing of the Information Statement.

APPENDIX A

SUB-ADVISORY AGREEMENT FOR ING FOREIGN FUND

AGREEMENT made this 29th day of September, 2009, between ING Investments, LLC, an Arizona limited liability company (the “Manager”) and Artio Global Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Management Agreement, dated September 23, 2002, as amended (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will conduct investment research as well as a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series/Portfolio are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series/Portfolio are invested to the Manager.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series/Portfolio are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series/Portfolio.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)         In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(b)          The Sub-Adviser will complete and deliver to the Manager by the 10th day of each month a written report on each Series that contains the following information as of the immediately previous month’s end:

(i)                                     a performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities;

(ii)                                composition of the assets of the Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii)                            confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)           At the Managers request, Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, on behalf of a Series, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Series’ operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Material may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Material prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser and/or its affiliates, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures, which will be provided to the Sub-Adviser.

(b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced formal proceedings or a formal  investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trust.

11.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in Marketing Materials approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any Series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2010.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13, and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Mutual Funds

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Kimberly A. Anderson

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Michael J. Roland

If to the Sub-Adviser:

Artio Global Management LLC

330 Madison Avenue

New York, NY 10017

Attention:  Denise Downey

16.           Exclusivity.

During the term of this Agreement Sub-adviser shall not provide advisory, sub-advisory or similar services to any investment company that (a) is registered under the 1940 Act; and (b) has an international core investment strategy substantially similar to the Series; and (c) is authorized to charge a front-end or contingent deferred sales charge on its shares; and (d) is offered to residents of the United States through registered representatives of broker-dealers (“Covered Fund”); or any adviser or sub-adviser to a Covered Fund, other than as described in Schedule B hereto.  This provision is not intended to limit Sub-adviser’s ability to provide advisory services to privately managed institutional accounts, only Covered Funds.

Sub-Adviser may provide international equity advisory services to the BB&T International Equity Fund provided such fund is not directly marketed or sold through external broker-dealers and provided that such fund is only used for clients of BB&T.  In the event the BB&T Fund is directly marketed or sold resulting in JBIM’s potential material breach, Manager will provide Sub-Adviser written notice of potential breach and provide Sub-Adviser 30 days in which to cure such potential breach.  In the event the potential breach is not cured, Sub-Adviser will be provided 120 days in which to terminate the Sub-Advisory contract with BB&T.

The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:	/s/ Todd Modic
Todd Modic
Senior Vice President

ARTIO GLOBAL MANAGEMENT LLC

By:

Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ARTIO GLOBAL MANAGEMENT LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Foreign Fund	0.45% on first $500 million; when assets are greater than or equal to $500 million, the fee schedule resets as indicated below: 0.40% on all assets*

* For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of ING Artio Foreign Portfolio, which is not a party to this Agreement. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to the series and their respective Adviser based on relative net assets.

SCHEDULE B

Sub-Advisor may continue to provide advisory services to the Julius Baer International Equity Fund but may not offer shares of that fund through any broker dealer wrap fee program.

Sub-Adviser may continue to provide sub-advisory services to the investment advisers to the following RICs: Amstar International Equity Fund, Heritage International Equity Fund, Mercantile International Equity Fund, Wilmington International Multi-Manager Portfolio.

APPENDIX B

SUB-ADVISORY AGREEMENT FOR ING ARTIO FOREIGN PORTFOLIO

AGREEMENT dated September 29, 2009, between Directed Services LLC, a Delaware limited liability company (the “Manager”), and Artio Global Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, ING Investors Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Amended and Restated Management Agreement (the “Management Agreement”) effective as of October 24, 1997, a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”), as such schedule may be amended from time to time, for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will conduct investment research as well as a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series.  The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the U.S. Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the

Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Trust’s Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Series’ custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 20th day following the end of each of the first three fiscal quarters of each Series and the 45th day following the end of each Series’ fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th day of each month a written report on each Series that contains the following information as of the immediately previous month’s end:

(i) a performance comparison to the Series benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities;

(ii) composition of the assets of the Series’ portfolio and the impact of key portfolio holdings and sector concentrations on the Series; and

(iii) confirmation of the Series’ current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)           At the Managers request Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Series’ style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

(d)           The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Series) as are necessary to assist the Series and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Series are being conducted in a manner consistent with applicable laws and regulations.

(e)           The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, on behalf of a Series, by other aspects of the portfolio execution services offered.  Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion.  The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Series’ operations.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.  Marketing Materials.

(a)  During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  Marketing Material may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)  During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Material prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser and/or its affiliates, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.  Compliance.

(a)  The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures, which will be provided to the Sub-Adviser.

(b)  The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced formal proceedings or a formal  investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)  The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986.

9.  Books and Records.  The Sub-Adviser hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.  Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or Trust.

11.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in Marketing Materials approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

12.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.  Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any Series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

14.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Trust or any Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

15.  Duration and Termination.

(a)           With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Amendment, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2010.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series, or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13, and 14 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.

Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Huey P. Falgout, Jr.

If to the Manager:

Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Attention:  Todd Modic

If to the Sub-Adviser:

Artio Global Management LLC

330 Madison Avenue

New York, NY 10017

Attention:  Denise Downey

16.  Exclusivity.

During the term of this Agreement Sub-Adviser shall not provide advisory, sub-advisory or similar services to any investment company that (a) is registered under the U.S. 1940 Act, (b) has an international core investment strategy substantially similar to the Series, (c) is authorized to charge a front-end or contingent deferred sales charge on its shares, and (d) is offered to residents of the United States through registered representatives of broker-dealers

(“Covered Fund”), or any adviser or sub-adviser to a Covered Fund, other than as described in Schedule B hereto.  This provision is not intended to limit Sub-Adviser’s ability to provide advisory services to privately managed institutional accounts, only Covered Funds.

The Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)  To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)  Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)  This agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

DIRECTED SERVICES LLC

By:	/s/ Todd Modic

Todd Modic

Senior Vice President

ARTIO GLOBAL MANAGEMENT LLC

By:

Title

AMENDED SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

ARTIO GLOBAL MANAGEMENT LLC

Series	Annual Sub-Adviser Fee (as a percentage of average daily net assets)

ING Artio Foreign Portfolio	0.45% on first $500 million;

when assets are greater than or equal to $500 million, the fee schedule resets as indicated below: 0.40% on all assets*

*                                         For purposes of calculating fees under this Agreement, the assets of the series shall be aggregated with the assets of the ING Foreign Fund, which is not a party to this Agreement.  The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to the series and their respective Adviser based on relative net assets.

SCHEDULE B

Sub-Advisor may continue to provide advisory services to the Julius Baer International Equity Fund but may not offer shares of that fund through any broker dealer wrap fee program.

Sub-Adviser may continue to provide sub advisory services to the investment advisers to the following RICs: Amstar International Equity Fund, Heritage International Equity Fund, Mercantile International Equity Fund, Wilmington International Multi-Manager Portfolio.

APPENDIX C

Principal Executive Officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson – Senior Vice President and Assistant Secretary

Ernest J. C’DeBaca – Senior Vice President and Chief Compliance Officer

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Assistant Secretary

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

 Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberly A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President

David Pendegrass –Vice President and Treasurer

 William Wilcox – Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Mutual Funds who are officers of ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Stanley D. Vyner – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Ernest J. C’DeBaca – Senior Vice President

Todd Modic – Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

Robyn L. Ichilov – Vice President and Treasurer

Huey P. Falgout, Jr. – Assistant Secretary

Principal Executive Officers of ING Investors Trust who are officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

Name and Title

Shaun Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President

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APPENDIX D

Principal Executive Officers of Artio Global Management LLC

330 Madison Avenue,

New York, NY 10017

Name and Title

 Richard C. Pell – Chief Executive Officer & Chief Investment Officer

Rudolph-Riad Younes – Managing Director

 Glen F. Wisher – President

 Brett J. Gallagher – Senior Vice President

 Michael K. Quain – Chief Compliance Officer

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